SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

August 9, 2002

Date of report (Date of Earliest Event Reported)

FBR ASSET INVESTMENT CORPORATION
(Exact name of Registrant as specified in Its Charter)

VIRGINIA	01-15049	54-1873198

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209

(Address of principal executive offices and zip code)

(703) 469-1000

Registrant’s telephone number, including area code

ITEM 9.     REGULATION FD DISCLOSURE.

     On August 9, 2002, FBR Asset Investment Corporation filed with the Commission its Quarterly Report on Form 10-Q for the period ended June 30, 2002 accompanied by the certification of Eric F. Billings, the registrant’s chief executive officer, and Kurt R. Harrington, the registrant’s chief financial officer, required pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of the certification are attached hereto as Exhibit 99.1.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 99.1	Certification of Chief Executive Officer and Chief Financial
Officer.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FBR ASSET INVESTMENT CORPORATION

Date: August 12, 2002	By: /s/ RICHARD J. HENDRIX
Name: Richard J. Hendrix Title: President and Chief Operating Officer

LIST OF EXHIBITS

     99.1 Certification of Chief Executive Officer and Chief Financial Officer.